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                                                                    EXHIBIT 10.1



                                   PENGE CORP.
                            PROMISSORY NOTE EXTENSION

                                                Date: November 1, 2006


To whom it may concern;

      o Penge Corp has a $50,000, $20,000, and a $30,000 promissory note with Rocky Fischer that are all due in late October through November of 2006, and a $50,000 promissory note extension of the Marc Reis note that was extended on August 15th, 2006 and assumed by Rocky Fischer.

      o The parties agree to extend the promissory notes on a month to month basis. The promissory notes can be called due with 30 days notice. The notes are extended with all terms remaining the same.


PENGE CORPORATION

By: /s/ KC Holmes
    ------------------------------
Name:  KC Holmes
Title: President, Penge Corp
3327 West Wadley, Suite 3-366, Midland, Texas 79707
432-967-1284

Date: 11/1/06


LENDER:

Signature: /s/ Rocky Fischer
           ------------------------------
Name: Rocky Fischer

Address: 16414 Lakestone, Tomball, TX 77375